As filed with the Securities and Exchange Commission on February 14, 2005
                                                Registration No. 333-___________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
            ---------------------------------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                      ------------------------------------

                               SUNSET BRANDS, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                                              91-2007330
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

10990 Wilshire Boulevard, Suite 1220
Los Angeles, California                                            90024
(Address of Principal Executive Offices)                        (Zip Code)

                            2004 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                                  Todd Sanders
                      President and Chief Executive Officer
                      10990 Wilshire Boulevard, Suite 1220
                          Los Angeles, California 90024
                                 (310) 478-4600
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
                                     Proposed       Proposed
                                     Maximum        Maximum
Title of          Amount             Offering       Aggregate     Amount of
Securities to     to be              Price          Offering      Registration
be Registered     Registered(1)      Per Share(2)   Price(2)      Fee(2)


Common Stock,
$.001 par value   5,000,000 shares   $4.50          $22,500,000   $2,650

(1) The number of shares being registered is the maximum aggregate number of shares presently issuable under the Plan. The registration statement also includes an indeterminable number of additional shares that may become issuable under the Plan pursuant to anti-dilution provisions.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) based on the average of the bid and asked prices of the common stock as reported by the Over-The-Counter Bulletin Board on February 10, 2005.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The documents containing the information specified in Part I of Form S-8 will be sent or given to participants in the 2004 Stock Incentive Plan as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Such documents are not required to be and are not filed with the Securities and Exchange Commission (the "Commission") either as part of this registration statement, or as a prospectus or prospectus supplement pursuant to Rule 424.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by Sunset Brands, Inc., a Nevada corporation (the "Company"), with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement:

         (a) The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 filed with the Commission on March 30, 2004.

         (b) The Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2004 filed with the Commission on May 17, 2004.

         (c) The Company's Current Report on Form 8-K filed with the Commission on August 10, 2004.

         (d) The Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2004 filed with the Commission on August 16, 2004.

         (e) The Company's Current Report on Form 8-K filed with the Commission on October 4, 2004.

         (f) The Company's Current Report on Form 8-K filed with the Commission on October 5, 2004.

         (g) The Company's Current Report on Form 8-K filed with the Commission on October 20, 2004.

         (h) The Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2004 filed with the Commission on November 16, 2004.

         (i) The Company's Current Report on Form 8-K/A filed with the Commission on December 21, 2004.

         (j) The Company's Current Report on Form 8-K filed with the Commission on January 18, 2005.

         (k) The Company's Current Report on Form 8-K filed with the Commission on January 28, 2005.

         (l) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), together with all amendments or reports filed for the purpose of updating such description.

         (m) All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereunder have been sold, or which deregisters all securities then remaining unsold under this Registration Statement, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable. The Company's Common Stock is registered under Section 12 of the Exchange Act.

ITEM 5.  INTEREST OF NAMED EXPERTS AND COUNSEL.

         The legality of the Company's securities being registered will be passed upon by Day & Campbell, LLP. Members of the firm of Day & Campbell, LLP owned an aggregate of 143,799 shares of the Company's Common Stock as of February 1, 2005.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Company's Articles of Incorporation, as amended (the "Articles"), eliminates a director's or officer's personal liability to the Company or its stockholders for damages for breach of fiduciary duty as a director or officer except for liability for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or the unlawful payment of dividends. The Articles also provide that the Company's directors shall be indemnified to the fullest extent permitted by Nevada law.

         The Company's Bylaws provide that the Company shall indemnify the currently acting and former directors, officers, employees and agents of the Company against expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any action, suit or proceeding if such person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the Company's best interests, and in the case of any criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. The Company is also obligated to advance expenses of officers and directors incurred in defending any such action, suit or proceeding before any resolution of the action, suit or proceeding.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors and officers pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         The Company has purchased a policy of directors' and officers' liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The following exhibits are filed as part of the Registration Statement:

         EXHIBIT NO.                          DESCRIPTION
         -----------                          -----------

         3.1.1 Certificate of Amendment and Restatement of Articles of Incorporation (Filed as Exhibit 4.1 to the Company's Current Report on Form 8-K filed with the Commission on October 4, 2004, and incorporated herein by reference).

         3.1.2 Certificate of Amendment to Articles of Incorporation changing the Company's name to Sunset Brands, Inc (Filed as Exhibit 4.2 to the Company's Current Report on Form 8-K filed with the Commission on October 4, 2004, and incorporated herein by reference).

         3.1.3 Certificate of Amendment to Articles of Incorporation effecting a one for two reverse stock split (Filed as Exhibit 3.1 to the Company's Current Report on Form 8-K filed with the Commission on January 28, 2005, and incorporated herein by reference).

         3.2 Bylaws (Filed as Exhibit 3.2 to Amendment No. 1 to the Company's Registration Statement on Form SB-2/A filed with the Commission on April 9, 2001, and incorporated herein by reference).

         4.3 2004 Stock Incentive Plan (Filed as Exhibit 99.2 to the Company's Current Report on Form 8-K filed with the Commission on January 18, 2005, and incorporated herein by reference).

         5.1             Opinion (and consent) of Day & Campbell, LLP.

         23.1 Consent of Day & Campbell, LLP (included in its opinion filed as Exhibit 5.1).

         23.2            Consent of Hansen, Barnett & Maxwell.

         23.3            Consent of BDO Seidman, LLP.

ITEM 9.  UNDERTAKINGS.

         (a) The undersigned Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to that information in the registration statement.

              Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on February 14, 2005.

                                               SUNSET BRANDS, INC.

                                               By:  /s/ Todd Sanders
                                                  -----------------------------
                                                    Todd Sanders, President
                                                    and Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Todd Sanders, President and Chief Executive Officer of the Registrant, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

      NAME                TITLE                                 DATE

   /s / TODD SANDERS      President, Chief Executive Officer  February 14, 2005
------------------------  (principal executive officer),
      Todd Sanders        and Director


   /s/ STEVE RADUSCH      Chief Financial Officer (principal  February 14, 2005
------------------------  financial and accounting officer)
      Steve Radusch


   /s/ LINDA LANGDON      Director                            February 14, 2005
------------------------
      Linda Langdon


   /s/ ROBERT MOORE       Director                            February 14, 2005
------------------------
      Robert Moore


   /s/ ROBERT IVES        Director                            February 14, 2005
------------------------
      Robert Ives

                                  EXHIBIT INDEX


                  EXHIBIT
                  NUMBER                    DESCRIPTION
                  -------                   -----------

                  3.1.1 Certificate of Amendment and Restatement of Articles of Incorporation (Filed as Exhibit 4.1 to the Company's Current Report on Form 8-K filed with the Commission on October 4, 2004, and incorporated herein by reference).

                  3.1.2 Certificate of Amendment to Articles of Incorporation changing the Company's name to Sunset Brands, Inc (Filed as Exhibit 4.2 to the Company's Current Report on Form 8-K filed with the Commission on October 4, 2004, and incorporated herein by reference).

                  3.1.3 Certificate of Amendment to Articles of Incorporation effecting a one for two reverse stock split (Filed as Exhibit 3.1 to the Company's Current Report on Form 8-K filed with the Commission on January 28, 2005, and incorporated herein by reference).

                  3.2 Bylaws (Filed as Exhibit 3.2 to Amendment No. 1 to the Company's Registration Statement on Form SB-2/A filed with the Commission on April 9, 2001, and incorporated herein by reference).

                  4.3 2004 Stock Incentive Plan (Filed as Exhibit 99.2 to the Company's Current Report on Form 8-K filed with the Commission on January 18, 2005, and incorporated herein by reference).

                  5.1          Opinion (and consent) of Day & Campbell, LLP.

                  23.1 Consent of Day & Campbell, LLP (included in its opinion filed as Exhibit 5.1).

                  23.2         Consent of Hansen, Barnett & Maxwell.

                  23.3         Consent of BDO Seidman, LLP.